UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2016
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Textura Corporation
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-35956	26-1212370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Lake Cook Road, Deerfield, IL		60015
(Address of Principal Executive Offices)		(Zip Code)

(847) 457-6500
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 2, 2016. Of the 26,203,167 shares of common stock outstanding and entitled to vote as of March 10, 2016, the record date for the Annual Meeting, 24,338,570 shares were represented in person or by proxy at the Annual Meeting. A summary of the final voting results for each of the two matters voted upon by the stockholders at the Annual Meeting is set forth below.

1.	Stockholders elected Kristi Ross, Class III director, to serve a three year term expiring at the Company’s annual meeting of stockholders in 2019 based upon the following votes:

Name	For	Withheld	Broker Non-Vote
Kristi Ross	20,949,047	1,026,080	2,363,443

2.
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 based upon the following votes:

For	Against	Abstain	Broker Non-Vote
23,182,675	992,711	163,184	-

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTURA CORPORATION
May 4, 2016	By:	/s/ Ryan Lawrence
		Name:	Ryan Lawrence
		Title:	EVP and Chief Legal Officer